                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

Exhibit        Description of Document
Number

EX-99.a1    Articles of Incorporation of Twentieth Century World Investors, Inc.,
dated December 27, 1990 (filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth Century World Investors, Inc.,
dated August 10, 1993 (filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated November 8, 1993 (filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated April 24, 1995 (filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated March 11, 1996 (filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6    Articles Supplementary of Twentieth Century World Investors, Inc.,
dated September 9, 1996 (filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7    Articles of Amendment of Twentieth Century World Investors, Inc.,
dated December 2, 1996 (filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated December 2, 1996 (filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century World Mutual Funds, Inc.,
dated November 13, 1998 (filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated February 16, 1999 (filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 22, 2000 (filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated October 18, 2000 (filed as Exhibit a12 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated March 5, 2001 (filed as Exhibit a13 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on April 19, 2001, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 21, 2001 (filed as Exhibit a14 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century World Mutual Funds, Inc.,
dated June 14, 2002 (filed as Exhibit a15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on October 10, 2002, and incorporated herein by reference).

EX-99.a16  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated August 14, 2003 (filed as Exhibit a16 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.b1   By-Laws (filed as Exhibit b1 to Post-Effective Amendment No. 6 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996, and incorporated herein by reference).

Ex-99.b2   Amendment to the By-Laws (filed as Exhibit b2b to Post-Effective
Amendment No. 9 to the Registration Statement on Form N-1A of American Century
Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1   Management Agreement with American Century Investment Management,
Inc., dated August 1, 1997 (filed as an exhibit to Post-Effective Amendment No.
12 to the Registration Statement on Form N-1A of the Registrant, File No.
33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.d2   Addendum to the Management Agreement with American Century Investment
Management, Inc., dated December 1, 1998 (filed as an exhibit to Post-Effective
Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-39242, filed on March 31, 1999, and incorporated herein by reference).

EX-99.d3   Addendum to the Management Agreement with American Century Investment
Management, Inc., dated as of June 1, 2000 (filed as an exhibit to
Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.d4   Addendum to the Management Agreement with American Century Investment
Management, Inc., dated May 1, 2001 (filed as Exhibit d4 to Post-Effective
Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.d5   Addendum to the Management Agreement with American Century Investment
Management, Inc., dated September 3, 2002 (filed as Exhibit d5 to Post-Effective
Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.d6   Addendum to the Management Agreement with American Century Investment
Management, Inc., dated August 29, 2003 (filed as Exhibit d6 to Post-Effective
Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-39242, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc. File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4   Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 26, 2004, and incorporated herein by reference).

EX-99.g1   Master Agreement with Commerce Bank, N. A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement on Form N-1A of American Century Variable
Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g4   Supplemental Agreement with The Chase Manhattan Bank, dated July 30,
1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 10,
2000 and incorporated herein by reference).

EX-99.g5   Supplemental Agreement with The Chase Manhattan Bank, dated February
1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 23 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 14, 2001 and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with Twentieth Century Services, Inc., dated as of March 1, 1991 (filed as a part of Post-Effective Amendment No. 6 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed
March 29, 1996 and incorporated herein by reference).

EX-99.h2   Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 2-94608, filed on January 30, 2004 and incorporated herein by reference).

EX-99.h3   Customer Identification Program Reliance Agreement dated October 1,
2003 (filed as Exhibit h10 to Post-Effective Amendment No. 40 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel.

EX-99.j1   Consent of Deloitte & Touche LLP, independent accountants.

EX-99.j2   Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to
Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3   Power of Attorney, dated November 15, 2002 (filed as Exhibit j3 to the
Post-Effective Amendment No. 104 of the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 1,
2003, and incorporated herein by reference).

EX-99.j4   Secretary's Certificate, dated November 25, 2002 (filed as Exhibit j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 17,
2002, and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.m3   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
1998 and incorporated herein by reference).

EX-99.m4   Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of
American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26,
1998 and incorporated herein by reference).

EX-99.m5   Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6   Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
1999 and incorporated herein by reference).

EX-99.m7   Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-1A of American Century
Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8   Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29,
1999 and incorporated herein by reference).

EX-99.m9   Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m11  Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 13,
2001 and incorporated herein by reference).

EX-99.m12  Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13  Master Distribution and Individual Shareholder Services Plan (C Class)
dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14  Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m16  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated as of February 27, 2004 (filed as Exhibit m16 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.m17  Master Distribution and Individual Shareholder Services Plan (A Class)
dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m18  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.m19  Master Distribution and Individual Shareholder Services Plan (B Class)
dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m20  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26,
2004, and incorporated herein by reference).

EX-99.m21  Master Distribution and Individual Shareholder Services Plan (R Class)
dated August 29, 2003(filed as Exhibit m16 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan dated
December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan dated
August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the
Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of American Century Mutual Funds,
Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.p    American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 17, 2002 and incorporated herein by reference).